Exhibit 99.1

Plug Power Names Jose Luis Crespo as Incoming CEO
to Succeed Long-Term Leader Andy Marsh

CEO transition to take effect in March 2026

SLINGERLANDS, N.Y., Oct. 7, 2025 -- Plug Power Inc. (NASDAQ: PLUG), a global leader in end-to-end hydrogen solutions for the hydrogen economy, today announces the appointment of Jose Luis Crespo as President, effective as of October 10, 2025, and as its new Chief Executive Officer, to be effective as of the date the company files its Annual Report on Form 10-K for the year ended December 31, 2025, expected March 2026. Mr. Crespo will succeed Mr. Andy Marsh as CEO.

Mr. Marsh will continue to serve as CEO during the transition period and has been appointed Executive Chair of the Board, a position he will retain following March 2, 2026. In conjunction, George McNamee has been named Lead Director. Both Board appointments are effective October 10, 2025. Together, these leadership changes underscore Plug’s ongoing commitment to continuity, disciplined execution, and long-term shareholder value creation.

“I’m honored to be entrusted with leading Plug at such a pivotal moment for both the company and the hydrogen economy,” said Jose Luis Crespo. “Andy’s vision and persistence over nearly two decades have positioned Plug as the leader in global hydrogen solutions. My focus will be on execution, profitability, and customer success, ensuring that Plug continues to convert its technology leadership into sustainable growth.”

Jose Luis Crespo joined Plug in 2014, most recently serving as Chief Revenue Officer. Over more than a decade with the company, Mr. Crespo has played a pivotal role in Plug’s growth as the primary architect of a sales funnel exceeding $8 billion in transformational opportunities. He leads Plug’s revenue strategy and oversees global sales and commercial operations across all products and applications, driving both top- and bottom-line performance through disciplined cost management and a focus on profitability.

Mr. Crespo has been instrumental in strengthening relationships with key customers such as Amazon, Walmart, and Home Depot, while driving hydrogen adoption programs that are reshaping industries worldwide. Working side-by-side with Plug’s leadership team, Mr. Crespo has been a key contributor defining the company’s strategy and execution, making his appointment one that ensures continuity during a critical phase focused on operational excellence and sustained financial discipline.

“Jose Luis has been a trusted colleague and partner to our leadership team for more than a decade, always leading with transparency and respect,” said Andy Marsh. “He has built strong relationships across the company and with our customers, and his deep understanding of our business ensures continuity during this important time. As the market for hydrogen reaches a point of inevitability, his commercial focus and steady leadership will serve Plug well. I’m confident he will guide the company forward with the same integrity and collaboration that have defined his career.”

“Jose Luis brings deep knowledge of both our industry and Plug, and the Board is confident he’s the right leader to guide Plug into its next chapter,” said George McNamee, Lead Director, Board of Directors, Plug. “As a veteran leader with unmatched expertise in sales and a clear understanding of our financial goals, Jose Luis ensures continuity in Plug’s strategy and execution. He has played a pivotal role in shaping the organization’s path to profitability, supporting our gross margin and EBITDA targets, and I am confident he will continue to lead with the same commitment and vision.”

Today, Plug also announces that Sanjay Shrestha will step down as President of the Company, effective October 10, 2025. “Sanjay has played an important role in Plug’s growth over the past several years,” said Mr. Marsh. “His strategic insight, energy, and understanding of the global hydrogen market have helped shape Plug’s direction and strengthen our customer relationships. On behalf of the entire leadership team, I want to thank Sanjay for his many contributions to Plug and wish him continued success in the future.”

About Plug

Plug Power is building the global hydrogen economy with a fully integrated ecosystem spanning production, storage, delivery, and power generation. A first mover in the industry, Plug Power provides electrolyzers, liquid hydrogen, fuel cell systems, storage tanks, and fueling infrastructure to industries such as material handling, industrial applications and energy producers—advancing energy independence and decarbonization at scale.

With electrolyzers deployed across five continents, Plug Power leads in hydrogen production, delivering large-scale projects that redefine industrial power. The company has deployed over 72,000 fuel cell systems and 275 fueling stations and is the largest user of liquid hydrogen. Plug Power is rapidly expanding its generation network to ensure a reliable, domestically produced hydrogen supply. With plants already operational in Georgia and Tennessee, and Louisiana set to come online in 2025, Plug Power’s total production capacity is on track to reach 39 tons per day.

With employees and state-of-the-art manufacturing facilities across the globe, Plug Power powers global leaders like Walmart, Amazon, Home Depot, BMW, and BP. For more information, visit www.plugpower.com.

Safe Harbor

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about Plug Power Inc. (“Plug”), including but not limited to statements about the expectation relating to changes in Plug’s leadership, including Jose Luis Crespo’s appointment as Chief Executive Officer and his ability to continue to execute on the company’s strategy and drive profitability. The words “will”, “expect”, “believe”, “target”, “estimate”, “could”, “should”, “anticipates” and similar expressions identify forward-looking statements. While Plug believes that it has a reasonable basis for making the forward-looking statements in this press release, they are not a guarantee of future outcomes and there is no assurance that any of the other events described in any forward-looking statement will materialize. Such factors include, but are not limited to, the risk that the implementation of cost-reduction measures, including workforce reductions and limits on discretionary spending, inventory and capital expenditures, may not be successful; the risk that Plug’s ability to achieve its business objectives and to continue to meet its obligations is dependent upon its ability to maintain a certain level of liquidity, which will depend in part on its ability to manage its cash flows; the risk that the funding of the Department of Energy loan may be delayed or cancelled; the risk that Plug may continue to incur losses and might never achieve or maintain profitability; the risk that Plug may not be successful in its financing initiatives and not have sufficient capital to continue its operations; the risk that Plug may not be able to expand its business or manage its future growth effectively; the risk that global economic uncertainty, including inflationary pressures, fluctuating interest rates, currency fluctuations, increase in tariffs, and supply chain disruptions, may adversely affect Plug’s operating results. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Plug in general, see Plug’s public filings with the SEC, including the “Risk Factors” section of Plug’s Annual Report on Form 10-K for the year ended December 31, 2024, Plug’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2025 and June 30, 2025 and any subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof, and Plug undertakes no obligation to update such statements as a result of new information.

MEDIA CONTACT

Teal Hoyos
media@plugpower.com